NASDAQ:ADES A Leader in Clean Coal Technology Pritchard Capital Partners “Energize 2009” January 13, 2009 San Francisco, CA © Copyright 2008-2009 ADA-ES, Inc. All rights reserved. Exhibit 99.1

Please note that this presentation contains forward-looking statements within the meaning of
U.S. securities laws, including statements relating to coal; future bids, contracts, projects, project funding and revenues; statements regarding the new activated carbon (AC) facilities we are building and our ability to supply AC; the likelihood, timing and impact of new laws and court rulings on our target markets; and anticipated sizes of and growth in our target markets.
These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those anticipated by these statements, including failure to raise additional financing; termination of agreements; failure to satisfy conditions in the equity financing agreements for the AC facility; inability to sign or close acceptable coal supply or off-take agreements in a timely manner; changes in the costs and timing of construction of the planned AC facilities; availability of raw materials, equipment and facilities; changes in laws or regulations, prices, economic conditions and market demand;
impact of competition and litigation; changes in the political landscape; availability and cost of alternative energy sources; operational difficulties; availability of skilled personnel; and
other factors discussed in greater detail in our filings with the SEC.  You are cautioned not to place undue reliance on our forward-looking statements.  These statements are presented as of the date made, and we disclaim any duty to update them unless required by law to do
so.

Clean Coal Technology
Coal is an abundant, cheap, and secure fuel
that provides over 50% of electricity in the US
1,100 coal-fired boilers in the U.S.
ADA provides the technology to burn it cleaner
Senior staff are industry recognized experts
– 30-year track record of developing and then
commercializing technologies
Positioned to take advantage of public and
political support for Clean Coal Technologies

Investment Highlights
Two Significant Avenues of Growth:
Activated Carbon Injection (“ACI”) is deemed best available control technology for the removal of mercury from flue gas streams
ADA is a current market leader for ACI equipment and engineering services
Existing regulations create $200-400 million activated carbon (“AC”)
market
Responses to Court rulings likely to lead to $1 billion market for AC
ADA has started construction of the largest, most efficient AC manufacturing facility in North America
Developing capture technology for greenhouse gas CO
2
Recently started work under $3.2 million DOE and utility funded program to develop new technology
Federal funding expected to increase to >$1 billion/yr
Mercury
Control
CO
2
Control

ADA
ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

-5- GROWTH AREA #1: Mercury Control

Business Plan in Action for Mercury Control
Stage 1:
ADA demonstrated ACI with $80 million from DOE
and leading utilities:  Regulations followed.
Stage 2:
After market was created by regulations, ADA
became a leader in the sale of ACI equipment: approximately
$1 million per boiler.
Stage 3:
Provide AC to utilities for a continuous revenue
source: approximately $2 million per year per boiler.
2009-10:  Building AC production line; sourcing AC from
third parties for treating, storing and selling to utilities.
2010:  Activated Carbon Production Line commences
operations.

AC Market Drivers:
Regulations for Mercury Control
Existing rules create $200 - 400 million AC market
State with proposed legis/regs more strict than CAMR (13)
State with firm legis/regs more strict than CAMR (13)
Planned plant that has ordered mercury control system
Plant with consent decree limiting mercury emissions
P
P
State currently accepting CAMR (24)
P
P
P
P
P
P
P
P
P
Total Existing Coal-Fired Capacity
MW
24,000
12,000
2,400

New Federal Legislation Likely in US;
Rules in Canada on Similar Track
2/8/08: DC Circuit Court of Appeals vacated Clean Air Mercury
Rule (CAMR)
• EPA will have to develop MACT mercury reduction standards
for existing power plants
7/11/08: DC Circuit Court of Appeals vacated EPA’s Clean Air
Interstate Rule (CAIR)
UPDATE on 12/23/08: DC Circuit Court reinstated CAIR
temporarily until EPA replaces with stronger rule
Strong need for Congress to implement a multi-pollutant
legislation for SO
2
, NO
X
and Mercury
– Bills requiring 90% mercury control for all power plants have bipartisan support in the Senate and the House
– Priority for new Congress
Expected to create $1 billion AC market

ACI Equipment Sales: Status
Contracts for over 90 ACI systems have been awarded by
power companies to date
– ADA market share: approximately 37%
– The rest are split between 7 or 8 other companies
A total of 150 systems will be needed to meet state
regulations
Working closely with largest utilities in the U.S. and Canada
Key supplier of mercury control technology to major air
pollution control companies
– Babcock and Wilcox, Alstom Power, Hamon Research
Cottrell and Hitachi, among others

New Market for Activated Carbon
Created by Mercury Control
0
500
1,000
Activated
Carbon
(millions of
lbs / yr)
Current H20 AC
Market
Developing Market
for Hg Control
2006
2010E
2015E
ANNUAL U.S. MARKET
Significant production gap
Based
on existing
regulations
Based on anticipated
Federal regulation

ADA-ES New Activated Carbon Production
ADA-ES New Activated Carbon Production
Developing largest AC plant(s) in North America
Each production line will produce 125-175 mm lbs/yr.
Capital cost: approx. $350 mm
3-5 year development process:
– Under construction
Red River, LA plant startup
target: mid-2010
Permitted for 2
nd
production line

Potential for Up to Six Production Lines
Two lines permitted adjacent to Red River Mine in Louisiana
Permits filed for two lines at a site near Bismarck, ND
Developing additional sites near coal sources to minimize feedstock costs

Equity Financing for AC Plant
Equity investment by ADA and Energy Capital Partners (ECP) to date:
$25.5 mm each
ECP expected to fund the JV until closing of its purchase of 3.6 million
Convertible Preferred ADA shares at an average price of
approximately $6.30
ADA required to contribute net proceeds of Convertible Preferred to the JV upon closing
ECP has the right to provide additional equity at the project level as necessary

Debt Financing for AC Plant
Credit Suisse coordinating debt placement
Because of current conditions in the financial
market, financing will be delayed until improved
market conditions, possible 3Q09
Equity continues to fund construction activities
keeping project on schedule
Project debt will be based on $200-$400 mm in
“take or pay” contracts for AC
– First “take-or-pay” contracts signed:  $160+ mm
– Negotiations and discussions on $500 mm of AC demand

Development Project Organization
(assumes ECP purchase of Convertible Preferred Shares)
ADA - ES
Energy Capital
Partners (ECP)
Underwood
Environmental
Products, LLC
Morton
Environmental
Products, LLC
Red River
Environmental
Products, LLC
Crowfoot
Development,
LLC
Debt Financing at Project Level
(Based on expected $200-400
million take-or-pay contracts)
Parent
Companies
Development
Company
Project
Companies
35% Owner

Crowfoot
Supply
Company, LLC

Energy Capital Partners

About Us

Energy Capital Partners is a private equity firm dedicated to investing in North America's energy infrastructure. Through our $2.25 billion fund (Energy Capital Partners I, LP), we invest in assets and businesses primarily in the following sectors:

- Power generation, including renewable energy facilities
- Electric transmission
- Midstream gas, including gas storage, pipelines and other related assets
- Other infrastructure assets such as coal transportation, handling and reserves, and energy service companies.

Including Energy Capital Partners' acquisition of FirstLight Power Resources, members of our senior management team have played leading roles as principals in over $10 billion in energy asset purchases across 130 separate energy assets. These include investments in and management of Goldman Sachs Power, Orion Power, Constellation Energy Commodities Group, U.S. Generating Company and the Path 15 Transmission Line.

Energy Capital Partners' offices are located in Short Hills, NJ and San Diego, CA.

Provided by Energy Capital Partners

Interim AC Supply Plans
Currently supplying AC to utilities prior to new plant start-up
Sourcing high-quality AC
– Contract signed for 20 million lb/yr in 2009
– Negotiations ongoing for additional supply
AC processing and storage facility under construction in Natchitoches
Parish, LA; Construction expected to be completed in Q2’09
– 40,000 sq. ft. facility w/ processing capacity of 8,000 lb/hr of Powdered AC
– Facility will complement ADA’s AC production plant in Red River Parish, LA
– Equipment purchased to chemically treat, mill, package, and store AC
– Easy access to rail and barge transportation
– Scalable for additional long-term processing and storage capacity
Project led by industry veterans
– John Rectenwald – 27 years AC  operations and manufacturing
– Steve Young – 35 years AC experience in engineering and production
First test of ADA-provided AC achieved 90% mercury capture

$250
$200
$150
$100
$50
$-
AC Sales ($Millions)
2009
2010
2011
2012
2013
2014
2nd Line
1st Line
Interim

-18- Expect Sales of Activated Carbon ADA will recognize revenues or income based on the final ownership structure of the 1 st and subsequent production lines

GROWTH AREA #2: Control of Greenhouse Emissions: Carbon Dioxide -19-

Carbon Capture and Storage (CCS)
International, Federal, and State Regulations are
being proposed requiring 50% to 80% reduction in
CO
2
emissions
Requires development of technology to capture
carbon from existing plants

0
100
200
300
400
1
50% CO2
Reduction
New

ADA-ES CO
2
Capture Technology
Designed to capture CO
2
from flue gas in conventional coal-
fired boilers
Based on regenerable solid sorbents - advantages over
competing technologies:
– For the customer:  lower cost and less parasitic energy
– For ADA:  continuous revenues from sale of proprietary
chemical sorbents
$3.2 million DOE R&D program with extensive industry support
– Southern Company
– Luminant
– American Electric Power
– Xcel Energy
– Electric Power Research Institute
Funding for CO
2
technology expected to increase
to $1 billion per year

Post-Combustion Capture
Emission
Control
SO
2
, NO
x
,
Hg, Particulate
STEAM
WATER
Coal*
50% C
20% H
2
O
12% O
2
5% Ash
3% H
2
(S, Hg)
*
Coal composition varies greatly with grade and source.
CO
2
Capture
Air
78% N
2
21% O
2
Purified CO
2
to Storage
Regeneration
Flue Gas
12% CO
2
74% N
2
12% H
2
O
4% O
2

Financial Highlights
Cash flow positive on an
annual basis since 2003 spin-
off
Revenue CAGR of 35%, 2003
-2007
2008 revenues flat, impacted
by CAMR and CAIR vacaturs
As of 9/30/08:
– 6.7 mm diluted shares outstanding
– 50%+ held by institutions
– ~10% held by insiders and
employees
Balance sheet highlights (at
9/30/08):
– Cash & equivalents of ~$14 mm
– Working capital of ~$10 mm
– No long-term debt
– Shareholders’ equity of $35 mm
Market cap: $ 27mm (01/02/09)

Summary
ADA-ES instrumental in creating mercury control market
– Existing rules: estimated 150 ACI systems, 400 million lbs/yr of AC - $200-
400 mm market
– Pending Federal Rule: estimated 600-700 ACI systems, 1 billion lbs/yr of AC -
$1 billion market
Leading provider of engineering services and equipment for
the mercury control market
Building new AC plant for this market; expected to come
online mid-2010
– Construction started in August
– Energy Capital Partners I, LP and affiliated funds providing equity financing
– Debt to be supported by long-term off-take contracts
– $160 mm in AC contracts executed to date
– Supplied bids for over $500 mm in AC with new RFPs
Developing carbon capture technology